_______________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                   FORM 8-K/A



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2006

                                 ______________

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                 ______________


       Cayman Islands                  001-16855                98-0362785
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                        N/A
   (Address of Principal Executive Offices)                   (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Scottish Re Group Limited (the "Company") hereby amends and restates in its entirety Item 1.01 of its Current Report on Form 8-K filed on November 2, 2006 in order to update and supplement certain information contained therein.

Item 1.01.  Entry into a Material Definitive Agreement.

     On July 31, 2006, the Board of Directors (the "Board") of the Company appointed board members Glenn Schafer and Bill Caulfeild-Browne to a special committee, The Office of the Chairman, to assist executive management in directing the Company, for a term of three months beginning August 1, 2006. On October 25, 2006, the Board extended this appointment an additional month, to end on November 30, 2006. During such time, Mr. Schafer was compensated at a rate of $300,000 per month and Mr. Caulfeild-Browne was compensated at a rate of $200,000 per month. On November 26, 2006, the Board resolved, effective November 30, 2006, to terminate the Office of the Chairman because, as a result of the execution of the Securities Purchase Agreement described below, the Board determined that the position was no longer necessary. Mr. Schafer and Mr. Caulfeild-Browne will remain directors of the Company.

     Also on October 25, 2006, the Board approved an amendment (the "Amendment") to the employment agreement, dated July 1, 2002, between Paul Goldean and the Company. Pursuant to the Amendment, Mr. Goldean will serve as President and Chief Executive Officer of the Company with an annual base salary of $550,000, effective as of August 1, 2006. A copy of the Amendment is attached as Exhibit
10.1 hereto.

     On October 25, 2006, the Board also approved a Senior Executive Success Plan (the "Plan"). The purpose of the Plan is to (i) retain essential personnel through the transition period relating to the possible sale or equity investment in the Company (the "Transaction") and (ii) create an incentive to obtain the best possible transaction for shareholders. Participation in the Plan is limited to the following executives (the "Executives"), each of whom will receive the guaranteed retention payment listed below (the "Guaranteed Retention Payment") to remain with the Company until the Transaction is completed:

----------------------------- --------------------------------------------
Executive                     Guaranteed Retention Payment
----------------------------- --------------------------------------------
Paul Goldean                  $300,000
----------------------------- --------------------------------------------
Dean Miller                   $200,000
----------------------------- --------------------------------------------
Cliff Wagner                  $200,000
----------------------------- --------------------------------------------
David Howell                  $200,000
----------------------------- --------------------------------------------
Jeff Delle Fave               $100,000
----------------------------- --------------------------------------------


     In addition to the guaranteed payments described above, each of the Executives had the opportunity to receive additional payments to the extent that the sales price of the Company in any Transaction exceeded $12 per share, with the highest payments occurring at prices in excess of $15 per share. Mr. Schafer and Mr. Caulfeild-Browne

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also participated in a separate success plan, with payments to be made if the sales price of the Company in any Transaction exceeded $12 per share.

     On November 27, 2006, the Company announced that it had entered into a securities purchase agreement (the "Securities Purchase Agreement") whereby MassMutual Capital Partners LLC and Cerberus Capital Management, L.P. will each invest $300 million into the Company, resulting in a total new equity investment of $600 million. Because this equity investment will result in an effective sales price of approximately $4 per share, no payments will be paid to the Executives under the Plan, except for the Guaranteed Retention Payment, and no success payments will be paid to either Mr. Schafer or Mr. Caulfeild-Browne.

     If any of the Executives leave the Company prior to the closing of the transactions contemplated by the Securities Purchase Agreement (the "Closing"), such Executive will forfeit his right to any payments under the Plan. The Executives will be entitled to payments under the Plan 90 days after the Closing unless such Executive is terminated by the Company for cause or due to resignation by the Executive without good reason, in which case the payment will be forfeited. Payments under the Plan will be includable in calculations related to Section 280G of the United States Internal Revenue Code of 1986, as amended.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.


10.1 Amendment to Employment Agreement, dated as of October 25, 2006, between Scottish Re Group Limited and Paul Goldean (incorporated herein by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2006).





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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Nate Gemmiti
                                          --------------------------
                                          Nate Gemmiti
                                          General Counsel



Dated:  November 28, 2006



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                                INDEX TO EXHIBITS

Number           Description
------           -----------
10.1             Amendment to Employment Agreement, dated as of October 25,
                 2006, between Scottish Re Group Limited and Paul Goldean
                 (incorporated herein by reference to the Company's Current
                 Report on Form 8-K filed with the Securities and Exchange
                 Commission on November 2, 2006).




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